Exhibit 10.16a

HOT TOPIC, INC.
18305 East San Jose Ave.
City of Industry, California 91748

March 21, 2011

Jim McGinty
18305 East San Jose Ave.
City of Industry, CA 91748

Re:   Amendment to Amended and Restated Employment Letter Agreement

Dear Jim:

This amendment (this “Amendment”) to your Amended and Restated Employment Letter Agreement (the “Agreement”) with Hot Topic, Inc. (the “Company”), dated November 24, 2008, amends the terms and conditions of the Agreement to the extent provided herein.  From and after the execution of this Amendment by the parties hereto, this Amendment shall form a part of the Agreement for all purposes and any reference to the Agreement shall be deemed a reference to the Agreement as amended hereby.  Except as specifically amended as set forth herein, each term and condition of the Agreement shall remain unchanged and continue in full force and effect.

1. SECTION 2. The first sentence of Section 2 of the Agreement is hereby amended and restated in its entirety to read as follows: “Effective as of March 16, 2011, your base salary is $500,000 per year, less payroll deductions and all required withholdings, which is subject to annual review.”

2. SECTION 3. The following sentences are hereby added at the end of Section 3 of the Agreement: “Notwithstanding the foregoing, subject to you being continuously employed by the Company through March 16, 2012 (the “Retention Bonus Date”), the Company shall pay you a retention bonus of $400,000 (the “Retention Bonus”) on the Retention Bonus Date.  Such Retention Bonus shall be in lieu of any other Bonus that you may be entitled to with respect to the Company’s 2011 fiscal year and shall be pro-rated and payable upon termination of your employment in the event your employment is involuntarily terminated by the Company without Cause (as defined below) prior to the Retention Bonus Date.”

3. SECTION 6. The references to “six (6) months” in Section 6 of the Agreement are hereby replaced with “twelve (12) months.”

4. GOVERNING LAW. This Amendment shall be governed by and construed according to the laws of the State of California.

5. COUNTERPARTS. This Amendment may be executed via facsimile and in counterparts, each of which shall constitute an original and both of which, when taken together, shall constitute one and the same instrument.

If the above terms are acceptable to you, please sign this Amendment and return it to the Company at your earliest convenience.

Sincerely,

___________________________________________
Bruce Quinnell, Chairman of the Board

Accepted and Agreed:

___________________________________________
Jim McGinty

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